Exhibit 10.2(b)
                              COMPLETION GUARANTEE


         THIS COMPLETION GUARANTEE, dated as of November __, 2001 (this "Guarantee"), is made and entered into by and among THE SOUTHERN COMPANY, a Delaware corporation ("Guarantor"), in favor of SOUTHERN POWER COMPANY, a Delaware corporation (the "Borrower"), and CITIBANK, N.A., in its capacity as agent for the benefit of the Lenders under, and as defined in, the Credit Agreement (the "Credit Agreement") referred to below (in such capacity, the "Agent"). Except as otherwise defined herein, capitalized terms used herein but not defined shall have the respective meanings given to them in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, Guarantor owns all the outstanding stock of the Borrower;

         WHEREAS, the Agent and the Lenders have agreed to enter into the Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with the Borrower, Salomon Smith Barney Inc. as Lead Arranger and Syndication Agent, the Co-Arrangers and Lenders party thereto, and Citibank, N.A., as agent for the Lenders, on the condition that Guarantor provide this Guarantee;

         WHEREAS, Guarantor acknowledges that it will benefit, directly and indirectly, from the Credit Agreement.

         NOW, THEREFORE, in consideration of the provisions set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and as an inducement to the Agent and the Lenders to enter into the Credit Agreement, Guarantor hereby consents and agrees as follows:

         1. Guarantee. Guarantor hereby irrevocably guarantees and covenants in favor of each of the Borrower and the Lenders, with respect to each of the Projects listed in Schedule 1 hereto, as such Schedule 1 may be amended, modified, supplemented, replaced and/or superceded from time to time by a Completion Guarantee Supplement in the form of Exhibit A hereto (each, a "Project"), as follows:

                  (a) if the aggregate principal amount of all Advances and CP Commitment Reservations outstanding with respect to such Project equals or exceeds the Project Limit for such Project and if the Borrower's cash flow from operations is insufficient, the Guarantor will, from time to time, (A) pay to the Agent, for the account of the Lenders and on behalf of the Borrower, such amount as may be required to pay in full the current interest due and payable under the Credit Agreement attributable to such Project; and (B) make equity contributions or loans, in the form of Affiliate Subordinated Debt, in cash or by wire transfer of immediately available funds to the Borrower to enable the Borrower to pay all remaining Project Costs related to such Project, in the case of sub-clauses (A) and (B) above, until the earlier of the date on which Final Completion has been achieved with respect to such Project and the Refinancing Date with respect to such Project; and

                  (b) subject to clause (c) below, if Final Completion for such Project has not been achieved by the earliest to occur of (i) the Buydown Date for such Project as set forth on Schedule 1 hereto, (ii) the Final Maturity Date, and (iii) the occurrence of a "Guarantor Event of Default" (as defined herein), the Guarantor shall, (A) on the earliest of such dates, pay to the Agent, for the account of the Lenders and on behalf of the Borrower, such amount as may be required to pay in full the outstanding principal of all Advances then outstanding with respect to such Project and all accrued and unpaid interest related thereto; and (B) upon the maturity thereof, pay to the holder of all Commercial Paper then outstanding with respect to such Project and for which one or more CP Commitment Reservations are then outstanding (or a trustee on behalf of such holders), for the account of the Borrower, such amount as may be required to pay in full the outstanding principal of all such Commercial Paper and all accrued and unpaid interest related thereto;

                  (c) if Substantial Completion has then been achieved for such Project, Guarantor shall not be obligated to pay any of the amounts specified in clause (b) above, but shall instead be required to (i) on the applicable date determined under clause (b) above, pay to the Agent, for the account of the Lenders and on behalf of the Borrower, such amount of the Advances then outstanding related to such Project, if any, and (ii) pay, upon the maturity thereof, to the holder of all Commercial Paper then outstanding with respect to such Project and for which one or more CP Commitment Reservations are then outstanding (or a trustee on behalf of such holders), for the account of the Borrower, such amount as may be required to pay in full the outstanding principal of all such Commercial Paper and all accrued and unpaid interest related thereto, as is required, in the aggregate, to achieve the minimum and average Portfolio Adjusted Base Case Projections, calculated on the assumption that all Recourse Debt of the Borrower Group Members, other than Recourse Debt related to Uncompleted Plants, outstanding immediately following such repayment of Project Debt is repaid in full on or before the end of the then Remaining Base Case Period (each, a "Buydown Amount").

The Borrower hereby consents to and acknowledges any such payments by the Guarantor on its behalf, and irrevocably and unconditionally instructs the Guarantor to make, and the Guarantor hereby agrees that it will make, all payments (whether on account of a loan (in the form of Affiliate Subordinated
Debt), cash equity contribution or otherwise) which are to be paid to the Agent pursuant to Section 1(a), (b) and (c) above directly into the Agent's Account.

         2. Guarantee Absolute. The liability of Guarantor under this Guarantee shall be irrevocable and absolute irrespective of:

                  (a) any lack of validity or enforceability of or defect or deficiency in the Credit Agreement or any other documents executed in connection with the Credit Agreement;

                  (b) any modification, extension or waiver of any of the terms of the Credit Agreement;

                  (c) any change in the time, manner, terms of payment of or in any other term of, all or any of Guarantor's obligations under Section 1 hereof (the "Guaranteed Obligations"), or any other amendment or waiver of or any consent to departure from any agreement or instrument executed in connection therewith;

                  (d) failure, omission, delay, waiver or refusal by the Lenders to exercise, in whole or in part, any right or remedy held by the Lenders with respect to the Credit Agreement or any transaction under the Credit Agreement;

                  (e) any change in the existence, structure or ownership of Guarantor or the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets (including, without limitation, any unenforceability, invalidity or disallowance of any of the Borrower's obligations under the Credit Agreement as a result thereof); or

                  (f) any other circumstance or any existence of or reliance on any representation by the Borrower or any other Person that might otherwise constitute a defense available to, or a discharge of, a guarantor or surety (other than the defense of payment).

                  The obligations of Guarantor hereunder are several from the Borrower or any other Person, and are primary obligations concerning which Guarantor is the principal obligor. There are no conditions precedent to the enforcement of this Guarantee, except as expressly contained herein.

                  This Guarantee is a continuing guarantee and shall remain in full force and effect with respect to any Project until the earliest to occur of (i) the payment in full in cash or by wire transfer of immediately available funds of the Guaranteed Obligations with respect to such Project; (ii) the occurrence of the Non-Recourse Date with respect to such Project; and (iii) the termination of the Commitments and the payment in full in cash or by wire transfer of immediately available funds of all Project Debt attributable to Uncompleted Projects and accrued and unpaid interest thereon.

                  This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations are annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, the Guarantor, or any other guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower, the Guarantor, or any other guarantor or any substantial part of its property or otherwise, or upon the entry of an order by a bankruptcy court avoiding the payment of any such amounts, all as though such payment or payments had not been made.

         3. Waiver. This is a Guarantee of payment and not of collection. Guarantor hereby irrevocably and unconditionally waives:

                  (a) notice of acceptance of this Guarantee, of the creation or existence of any of the Guaranteed Obligations and of any action by the Lenders in reliance hereon or in connection herewith;

                  (b) except as expressly set forth herein, presentment, demand for payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Guaranteed Obligations; and

                  (c) any requirement that suit be brought against the Borrower or any other person as a condition to Guarantor's liability for the Guaranteed Obligations under this Guarantee or as a condition to the enforcement of this Guarantee against Guarantor.

         4. Representations and Warranties. Guarantor hereby represents and warrants that:

                  (a) Organization and Good Standing. Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Power, Authority and Due Authorization. Guarantor (i) has the requisite corporate power and authority to execute, deliver and perform this Guarantee and to take all action necessary to consummate the transactions contemplated hereunder, and (ii) is duly authorized, and has been authorized by all necessary corporate action, to execute, deliver and perform this Guarantee.

                  (c) No Conflicts. Neither the execution and delivery of this Guarantee, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by Guarantor will (i) violate or conflict with any provision of its certificate or articles of incorporation or bylaws, (ii) conflict with or contravene any Law to which it or its properties are subject which has had or would reasonably be expected to have a Material Adverse Effect as to Guarantor, or (iii) violate any agreement to which it is a party or by which it may be bound, the violation of which has had or would reasonably be expected to have a Material Adverse Effect as to Guarantor.

                  (d) Consents. No approval or authorization or other action by, or filing, registration or qualification with, any governmental authority is required for the due execution, delivery or performance by Guarantor of this Guarantee and the transactions contemplated hereby, except for those which have been duly obtained or made and are in full force and effect.

                  (e) Enforceable Obligations. This Guarantee has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject to laws affecting the enforcement of creditors' rights generally and to general principles of equity.

                  (f) Litigation. No litigation, arbitration, or administrative proceeding is currently pending or, to Guarantor's knowledge, threatened against Guarantor (i) to restrain the entry by Guarantor into, the enforcement of or exercise of any rights by the Lenders or the Agent under, or the performance or compliance by Guarantor with any obligations under, this Guarantee, or (ii) which has had or would reasonably be expected to have a Material Adverse Effect.

                  (g) Financial Condition. The consolidated balance sheet of Guarantor as at December 31, 2000 and the related consolidated statements of income, retained earnings and cash flow for the fiscal year then ended, heretofore furnished to the Lenders, fairly present the consolidated financial condition and results of operations of Guarantor as of the date thereof and the consolidated results of its operations for such fiscal year in accordance with GAAP.

                  (h) Material Adverse Change. There has been no change in the financial condition or results of operations of Guarantor since December 31, 2000 which has had or would reasonably be expected to have a Material Adverse Effect as to Guarantor.

                  (i) No Guarantor Event of Default. No Guarantor Event of Default (as defined herein) has

         5. Guarantor Events of Default. A "Guarantor Event of Default" shall mean that any of the following events has occurred and is continuing:

                  (a) Guarantor fails to (i) pay or prepay any principal of any Project Debt required to be paid by it pursuant to Section 1 hereof when due; or (ii) pay any interest with respect to any Project Debt required to be paid by it pursuant to Section 1 hereof, make any equity contribution or loan required to be made by it pursuant to Section 1 hereof, or pay any other amounts payable under this Guarantee, in the case of sub-clause (ii) only, within five (5) Business Days after the same shall become due and payable; or

                  (b) Any one or more of the representations and warranties made in this Guarantee, the Southern Equity Agreement or any certificate delivered by Guarantor or Borrower (with respect only to representations and warranties set forth in Section 4 of this Guarantee or Section 2 of the Southern Equity Agreement) in connection with the Credit Agreement proves to have been materially incorrect when made and, if the events giving rise to such representation or warranty are susceptible of cure, it shall not have been cured within 30 days after written notice of such default has been given to Guarantor by the Agent (or such longer period as the Majority Lenders may permit); or

                  (c) Guarantor shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal or notional amount equal to or in excess of $100,000,000 in the aggregate for all such unpaid Debt when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under the agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or any such Debt shall be declared due and payable, or be required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the scheduled maturity thereof; or

                  (d) Guarantor or any Subsidiary of Guarantor which represents more than 25% of Guarantor's assets on a consolidated basis (each such Subsidiary, a "Significant Subsidiary") shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (2) make a general assignment for the benefit of its creditors, (3) commence a voluntary case under the U.S. Bankruptcy Code (as now or hereafter in effect) or any similar law of any applicable jurisdiction, (4) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, or (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the U.S. Bankruptcy Code or any similar law of any applicable jurisdiction; or a proceeding or case shall be commenced, without the application or consent of Guarantor or any Significant Subsidiary, in any court of competent jurisdiction, seeking (x) its liquidation, reorganization, dissolution or winding up, or the composition or readjustment of its debts, (y) the appointment of a trustee, receiver, custodian, liquidator or the like of Guarantor or the relevant Significant Subsidiary, as the case may be (as applicable), or of all or any substantial part of its assets, or (z) similar relief in respect of Guarantor or the relevant Significant Subsidiary (as the case may be) under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue unstayed and in effect for a period of 90 or more days; or a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of Guarantor or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of Guarantor or any Significant Subsidiary or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall continue unstayed and in effect for a period of 90 or more days; or Guarantor or any Significant Subsidiary shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by Guarantor or any Significant Subsidiary in furtherance of any of the aforesaid purposes; or

                  (e) There has been a Change of Control (as defined herein) in Guarantor. For purposes of this Guarantee, "Change of Control" shall mean the direct or indirect acquisition by any person (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of beneficial ownership of more than 51% of the outstanding shares of the capital stock of Guarantor entitled to vote generally for the election of directors of Guarantor; or

                  (f) This Guarantee or the Southern Equity Agreement shall fail to be in full force and effect, or Guarantor so asserts in writing.

                  The occurrence of a Guarantor Event of Default will not result in the acceleration of any Advances but, instead, will result in: (A) with respect to those Projects which have not achieved Substantial Completion, acceleration of those Advances outstanding with respect to such Projects and Guarantor shall be obligated to pay (i) to the Agent for the account of the Lenders and on behalf of the Borrower, an amount equal to the principal amount of such Advances, together with interest related thereto, and (ii) all Commercial Paper with respect to such Projects and for which one or more CP Commitment Reservations are then outstanding, upon the maturity thereof, together with interest related thereto, and (B) with respect to those Projects which have achieved Substantial Completion but not Final Completion, an obligation on the part of the Borrower (and an obligation on the part of Guarantor to pay, on behalf of the Borrower) to (i) immediately prepay such amount of the Advances then outstanding and (ii) pay, on the maturity date thereof, all Commercial Paper for which one or more CP Commitment Reservations are then outstanding, with respect to such Projects, in each case, together with interested related thereto, as is equal, in the aggregate, to the applicable Buydown Amounts for such Projects; provided, that, failure to pay such amounts shall not cross-default any other Advances (although the default rate of interest under the Credit Agreement will be applicable thereto if any such Advances (or part thereof) are not paid in full when due).

         6. Enforcement. Guarantor hereby agrees that the Agent shall have the right to directly enforce the provisions hereof which are binding upon Guarantor against Guarantor and Guarantor hereby agrees to pay within 30 days of demand all costs, including reasonable attorneys' fees, incurred with respect to the enforcement of such provisions of this Guarantee against Guarantor.

         7. No Subrogation. Notwithstanding any payment or payments made or caused to be made by Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of the Lenders, nor shall Guarantor seek any reimbursement or indemnification from the Borrower in respect of payments made or caused to be made by Guarantor hereunder prior to the date when (a) all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash or by wire transfer of immediately available funds; and (b) the Commitments shall have been terminated and all Advances, interest thereon and all other amounts owing by the Borrower under the Credit Agreement shall have been paid in full in cash or by wire transfer of immediately available funds. If any amount shall be paid to Guarantor as a result of such subrogation rights at any time prior to the date when (i) all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash or by wire transfer of immediately available funds; and (ii) the Commitments shall have been terminated and all Advances, interest thereon and all other amounts owing by the Borrower under the Credit Agreement shall have been paid in full in cash or by wire transfer of immediately available funds, such amount shall be held by Guarantor in trust for the Lenders, segregated from other funds of Guarantor, and shall be turned over to the Agent for the benefit of the Lenders, in the exact form received by Guarantor (duly endorsed by Guarantor to the Agent for the benefit of itself and the other Lenders, if required), to be applied against obligations of the Borrower under the Credit Agreement in such order as the Agent acting pursuant to the Credit Agreement may elect.

         8. No Setoff. Guarantor shall not have the right to withhold or offset against any payment due for any reason including, without limitation, any dispute between the Borrower and Guarantor.

         9. Third Party Beneficiaries. The agreements of the parties hereto are intended to benefit the Lenders and their respective permitted successors and assigns.

         10. Counterparts. This Guarantee may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Guarantee by telecopier shall be effective as delivery of an original executed counterpart of this Guarantee.

         11. Notices. Except as otherwise expressly provided herein, (a) all notices and other communications provided for hereunder shall be provided in writing and shall be sent by personal delivery, telecopy, overnight courier or, if such courier service is not available, by certified mail with postage prepaid to any party at the address set forth below its signature on this Guarantee, or at such other address as shall be designated by a party in a written notice to the other parties hereto and (b) all such notices and communications shall be effective seven (7) days after being deposited in the mails in the manner as aforesaid, when delivered if sent by personal delivery, one (1) day after delivery to the courier if sent by overnight courier, or when sent by telecopier, upon confirmation of receipt.

         12. Successors and Assigns. This Agreement shall inure to the benefit of the parties hereto, the Agent and each of the Lenders, as third party beneficiaries, and their successors and assigns permitted under the terms of the Credit Agreement, and shall bind the heirs, executors, administrators, personal representatives, successors and assigns of such Persons. Guarantor shall not assign or otherwise transfer all or any of its obligations hereunder. Any assignment by the Agent or the Lenders shall be in accordance with the terms and conditions of Section 8.07 of the Credit Agreement.

         13. Amendments. This Guarantee or any provision hereof may not be amended, canceled, modified, changed or waived by any party hereto without the prior written consent of the Agent (acting upon the instructions of those Lenders holding at least 75% of the outstanding Advances or, if none, 75% of the Commitments; provided, that, no amendment, waiver or consent shall, unless in writing and signed by the Agent with the consent of all of the Lenders (a) reduce or limit the obligations of the Guarantor hereunder, release the Guarantor hereunder or otherwise limit the Guarantor's liability with respect to the Guaranteed Obligations; (b) postpone any date fixed for payment hereunder in respect of Guaranteed Obligations; or (c) change the number of Lenders or the percentage of the Commitments that, in each case, shall be required for the Lenders or any of them to take any action hereunder; provided, further that the Guarantor, the Borrower and the Agent may, from time to time, amend this Guarantee by way of one or more Completion Guarantee Supplements in the form of Exhibit A hereto. Any such amendment, cancellation, modification, change or waiver must be by a written instrument signed by Guarantor, the Borrower and the Agent.

         14. Governing Law. This Guarantee is a contract made under the Laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the Laws of such
State.

         15. Waiver of Jury Trial. Each of the Guarantor and the Lenders and the Agent hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guarantee or the actions of the Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

         16. No Waiver. No failure to exercise and no delay in exercise, on the part of the Agent or any Lender, of any right, remedy, power or privilege provided herein or by statute or at Law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise of any thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

        IN WITNESS WHEREOF, Guarantor has executed this Completion Guarantee as of the date first above written.


                        The Southern Company


                        By:____________________________________________
                        Name: Gale E. Klappa
                       Title:   Executive Vice President,
                                Chief Financial Officer and
                                Treasurer


                                            Address for Notices:
                                            270 Peachtree Street, N.W.
                                            Bin 931A / 20th Floor
                                            Atlanta, Georgia  30303
                                            Facsimile:  (404) 506-0708
                                            Attention:  Allen L. Leverett

Agreed and accepted:

Southern Power Company


By:
   -----------------------------------------
Name:    Allen L. Leverett
Title:   Treasurer


Address for Notices:
270 Peachtree Street, N.W.
Bin 931A / 20th Floor
Atlanta, Georgia  30303
Facsimile:  (404) 506-0708
Attention:  Allen L. Leverett


Citibank, N.A. (as Agent)


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


Address for Notices:
2 Penns Way
Suite 200
New Castle, DE 19720
Facsimile: (302)-894-6120
Attention: Dave Graber

                       Schedule I to Completion Guarantee
                                  Schedule 1 to
                              Completion Guarantee

                                List of Projects

Autaugaville 1 Project
Autaugaville 2 Project
Goat Rock 1 Project
Goat Rock 2 Project
Wansley Project

                                               Exhibit A
                 Form of Completion Guarantee Supplement


Citibank, N.A.,
as Agent
under the Credit Agreement referred to below
2 Penns Way
Suite 200
New Castle, DE 19720
Attention: Dave Graber

[date]

Ladies and Gentlemen:

         Reference is made to (a) the Credit Agreement, dated as of [ ], 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Southern Power Company (the "Borrower"), the Lenders and the Co-Arrangers party thereto, Citibank, N.A., as administrative agent for the Lenders (the "Agent"), and Salomon Smith Barney Inc., as lead arranger and syndication agent; and (b) the Completion Guarantee, dated as of [ ], 2001 (as amended, restated, supplemented or otherwise modified from time to time, the " Completion Guarantee") between The Southern Company ("Southern"), the Borrower and the Agent. Terms defined in the Completion Guarantee, including by reference to the Credit Agreement, are used herein with the same meaning.

         Each of the Borrower and Southern hereby agrees in favor of the Agent that, with effect on and from the date hereof, the following Subsequent Project shall be a "Project" for all purposes under the Completion Guarantee:

                              [ Describe Project ],

and Schedule 1 to the Completion Guarantee shall be supplemented with Schedule I to this Completion Guarantee Supplement.

         Southern hereby confirms that each of the representations and warranties set forth in Section 4 of the Completion Guarantee are true and correct in all material respects as of the date hereof and, if different from the date hereof, as of the date of the first Utilization with respect to the Project set forth in Schedule I to this Completion Guarantee Supplement, before and after giving effect to such Utilization and to the application of the proceeds therefrom (or, if such Utilization is a CP Commitment Reservation, after giving effect to the application of the proceeds of the Commercial Paper for which such CP Commitment Reservation was requested), as though made on and as of such date (and each of the giving of this Completion Guarantee Supplement and the acceptance by the Borrower of such proceeds shall constitute a representation and warranty made herein, with respect to Section 4 of the Completion Guarantee, by Southern to such effect).

         Southern hereby confirms, in favor of each of the Borrower and the Agent that its obligations under the Completion Guarantee shall, on and from the date hereof, extend in all respects, in accordance with the terms thereof, to the Project set forth in Schedule I hereto.

         Except as expressly amended hereby, all of the provisions of the Completion Guarantee shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         This Completion Guarantee Supplement shall be construed as supplementing and forming part of the Completion Guarantee and shall be read accordingly.

         This Completion Guarantee Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Completion Guarantee Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Completion Guarantee Supplement.

         This Completion Guarantee Supplement shall be governed by, and construed in accordance with, the Laws of the State of New York.


                                                     THE SOUTHERN COMPANY

                                                     By:
                                                        ----------------------
                                      Name:
                                     Title:



                                                     SOUTHERN POWER COMPANY

                                                     By:
                                                        ----------------------
                                      Name:
                                     Title:




Accepted by:

CITIBANK, N.A., as Agent

By:
   ---------------------------------
Name:
Title:

                       Schedule I to Completion Guarantee Supplement

                                                               Schedule I to
                                              Completion Guarantee Supplement



                               Subsequent Project